UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2010

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2010

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

Rising oil prices, food shortages, near-bankruptcy of several European countries, and disruptions due to devastating natural disasters would seem to  bode poorly for the global economy and its stock markets.  But during the past six months, the MSCI World Equity Index has been on a relentless upward trajectory.  Additionally, price appreciation of high-risk assets such as smaller cap and high-beta stocks has dominated high-quality assets such as consumer staples companies and utilities.  Apparently, the short-term phenomenon of easy money and the commitment of the Federal Reserve Bank to inflate asset values (such as stock prices) takes priority over the likelihood of future (long-term) structural problems.

Another way of saying this is that short-term speculation is taking priority over long-term investing.  This is nothing new.  Stock exchanges, by virtue of their organizing principles and practices, are natural homes for speculative activity and are, in fact, credited with providing liquidity for investors.  Stock exchanges have even been lauded as providing a venue for “patriotic speculation”:  “The shares of even our soundest corporations were, of course, highly speculative in the beginning. But the American public, believing in the future of this country, has always been willing to speculate in our new corporate shares. From the financial standpoint, indeed, this speculation is mainly responsible for our amazing growth in the past century—a growth which for swiftness and extent is without parallel in history.” (James Edward Meeker, 1922)

As a fund that is committed to long term investing, it’s tempting to disparage speculation and to bemoan the fact that the “market” doesn’t care about fundamentals.  But we believe there is something deeper going on.  It is challenging to invest for the long term when the level of uncertainty in the world is high.  Confronting uncertainty is frightening and confusing for many investors.  And, by its very definition, uncertainty is not quantifiable.  Unlike a finite array of possible outcomes, uncertainty involves mystery--the unknown and unimagined.  This is not the stuff of Modern Portfolio Theory, asset allocation models, or trading algorithms, which are based on assumptions about the distribution of returns around a mean and the correlation of these returns with one another.

In the face of uncertainty, the speculative urge is to compress activities to shorter and shorter time periods rather than embracing uncertainty and recognizing the need to turn to fundamentals.  As this speculative behavior, including vast leverage, dominates financial markets, it becomes harder and harder to sort out the underlying economic value, if it exists.

Investors have choices.  They can choose short-term speculative strategies that avoid consideration of uncertainty because they are operating within a generally predictable environment (the next minute, the next hour, the next day).  Or they can choose long-term strategies that require departure from the “science” of speculation and acceptance of uncertainty as a challenging puzzle with no certain solution.  There are no right or wrong choices, but it is worth noting that our cultural mentality is oriented to the short term and abetted by a tangle of news cycles, financial reporting, and technology that keeps us focused on the immediate.

As the level of long-term uncertainty escalates, market participants eagerly grasp the short-term certainty afforded by the policies of the Federal Reserve Bank.  This may explain our failure as a culture to confront head-on the reality of ecological limits.  It is imperative that all of us set aside our fears of uncertainty and tackle the problems at hand.

Portfolio 21 has chosen a long-term orientation. Given that the economic growth that we have become accustomed to experiencing is threatened by certain limiting factors and that the greatest risks facing businesses are those related to these limits, we believe that our responsibility to our shareholders is to apply a methodology that places ecological capacity at its center in order to manage ecological risk and opportunity in the investment process. Over the past 11 years, we have been optimizing risk and return within the context of ecological limits by investing in companies that are achieving a competitive advantage through their adaptation to these limits.

All of us at Portfolio 21 thank you for entrusting us with your investment funds and encourage you to contact us with questions, suggestions, and comments.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 12/31/10

Portfolio 21 underperformed the MSCI World Equity Index over the past six months and 2010.  Over the longer term, fund returns remain above benchmark.

			Average Annual			Gross
	6	1	3	5	10	Expense
	Month	Year	Years	Years	Years	Ratio
Retail
Inception: 9/30/99	20.87%	9.30%	-2.59%	4.88%	4.70%	1.50%
Institutional
Inception: 3/30/07	21.07%	9.66%	-2.29%	N/A	N/A	1.20%
MSCI World
Equity Index	24.21%	12.34%	-4.29%	2.99%	2.82%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

The S&P 500 Index and the Dow Jones Industrial Average returned just over 20% during the second half of 2010 as optimistic investors put money into riskier investments, including small-cap stocks.  The Russell 2000 index climbed nearly 30% during the past six months.  There was increased conviction that the U.S. economy is on the mend, and third-quarter corporate earnings were better than expected.  Over the past 24 months, the Federal Reserve has been attempting to reinvigorate the U.S. economy, as well as the stock market, through a series of unprecedented stimulus measures. Corporate profits are up, but jobs and wages remain in the doldrums. U.S. corporations have rebounded from recession and posted near-historic high profits as a result of retooling their operations and increasing sales to developing economies.  However, earnings momentum appears to be losing steam.  While top lines are growing, they are doing so at low single-digit percentage rates.  Also, inflationary pressures are building and will likely begin to impact profit margins in coming quarters.  It is going to be tough to generate upside surprises in earnings from where market consensus is now.

The U.S. economy remains on government-assisted life support.  Fiscal and monetary policy has been successful in creating the illusion of economic prosperity, but, without an expansive policy that puts more money into the hands of consumers and gets them out from under their huge debt load, the billions may just be fueling another stock-market bubble.  While the near-term outlook for the economy is encouraging, the fact that it has taken three full years for output to return to pre-recession levels highlights just how deep the recession was and how weak the subsequent recovery has been.  In less than two years the S&P 500 Index has managed to accomplish what it did over a five-year span from 2002 to the 2007 peak.  International equities also performed well over the past two quarters.  European stocks generally rose, helped by solid demand from emerging markets and a recovery in the U.S.  However, sovereign debt concerns, which led to a dire performance in the so-called peripheral markets, resulted in lower returns than their U.S. counterparts.  The Bloomberg European 500 Index gained around 14%, yet the Euro Stoxx 50 Index increased less than 10%, which indicates that Europe’s largest companies underachieved.  Germany was one of the best performing stock markets in the region on strong exports and improving domestic demand.  The German Stock Index finished the period up almost 16%.   Stock indices representing Europe’s peripheral markets, such as Spain’s Madrid Equity Index and Italy’s Milan Equity Index, increased less than 5%.  Major Asian-Pacific stock markets performed well in the second half despite worries that governments will take aggressive measures to cool the overheating economies and keep a lid on surging inflation.  Authorities in Beijing hiked interest rates twice late in the year and also raised the amount of money banks needed to keep in reserve.  Investors fear there will be more such moves in 2011.

Resurfacing tensions in global financial markets have significantly increased the risk that equity markets are due for a correction.  Key risks to economic growth include deteriorating debt problems in peripheral European countries, escalating inflation in China and other emerging markets, and threats to the U.S. dollar resulting from further Fed easing.

Portfolio 21’s bias toward large-cap and European stocks inhibited performance relative to the MSCI World Equity Index.  Portfolio 21 returned 20.87% during the second half; institutional shares returned 21.07%.  The MSCI World Equity Index gained 24.21%

Foreign currency volatility will continue to impact fund performance as Portfolio 21 invests heavily in international markets.  Regional allocation has been more or less steady over the past five years, with a bias towards Northern and Western Europe.  We have also been focused on select regions that exhibit attractive characteristics, such as Brazil and South Africa.  Furthermore, company-specific opportunities have led us to increased investment in some Asian economies, such as South Korea and Singapore.

The euro was pressured for much of 2010 as the peripheral countries struggled under the weight of big budget deficits and devastated real estate markets, although the euro rebounded in the second half on economic optimism and successful debt auctions.  The core problem of the euro zone is structural.  Unlike the U.S., the euro zone has a single monetary policy but no common fiscal policy.  Spending and tax policies are determined by each member government.  Fiscal recklessness in Greece and an Irish real estate bust and bank collapse triggered the overall crisis.  The euro will survive, but structural changes and modifications in its operation are likely.  The picture in Europe is divided between countries such as Spain, Greece, and Ireland that are carrying out drastic austerity programs and countries like France and Germany that have accelerating recoveries.

Tension has been growing in the currency markets as political rhetoric heats up and countries battle to protect their exporters.  At least half a dozen countries are actively trying to push down the value of their currencies, the most high profile of which is Japan.  In the U.S., Congress is considering a law that targets China for keeping its currency artificially low.  Beijing promised a more flexible exchange rate in June when it broke a link between its yuan and the dollar. But the yuan has risen by only about 2% since then.  In Brazil, the head of the central bank said the country may impose a tax on some short-term fixed income investments that have contributed to a rise in the real.  However, accelerating inflation could offset international trade strategies and intentions, particularly in developing markets.

The top performing sectors in 2010 were all cyclical or near-cyclical sectors.  Investors bet on stocks tied to emerging markets and commodities.  The energy and materials sectors appreciated the most over the past two quarters on higher commodity and oil prices.  Copper prices rose more than 30% in 2010; oil prices increased around 15%.  Investors are betting that China and other raw material hungry countries keep growing at a fast pace and demand more input.  Portfolio 21 didn’t participate in these excess returns because the fund doesn’t invest in oil and gas production and exploration companies, or in mining or agriculture stocks.

Portfolio 21 performance was also suppressed by an emphasis on and higher than benchmark allocation to defensive sectors during the second half of 2010.  Dividend yield influenced allocation of cash inflows over the period as we focused on total return amid global economic uncertainty.  Regrettably, it was the high-yielding defensive sectors that underperformed over the period.  The healthcare and utilities sectors returned the least.  Healthcare stocks continue to sport the lowest valuation figures among the ten economic sectors.  A decline in drug approvals, spurred by increased vigilance on safety issues by the Food and Drug Administration, kept a lid on future earnings expectations.  Also, new healthcare reform in the U.S. and European austerity measures are expected to further impact profit margins in the sector.  However, we have identified and invested in the trailblazers in biotechnology development and production. The use of biotechnology has many advantages over the use of traditional chemical compounds in pharmaceutical construction, including efficacy, production scale, lower waste and emissions, materials use and expense, and patent protection.  Utilities are among the highest yielding securities, even compared with fixed income instruments.  Pending Environmental Protection Agency regulation and higher energy costs have prevented utility stocks from rising.  Some renewable energy stocks, such as those in solar and wind industries, have fallen spectacularly in recent times due to a lack of hoped-for policies to help these industries grow.  Uncertainty over future subsidies cut installation of new wind turbines in 2010 and orders for 2011.   Nonetheless, the world’s populace will continue to demand more energy and much of the increase must come from renewable sources in order to ensure environmental stability.  Portfolio 21 stands to benefit from this trend.

At Portfolio 21 we continue to emphasize and evaluate environmental risk.  Evidence of a link between human activities and climate change is apparent.  Global temperatures are rising.  2010 tied 2005 as the Earth’s warmest year on record, according to U.S. government scientists.  Nine of ten of the warmest years on record have occurred since 2001, the exception being 1998, the third-warmest.  Meanwhile, Arctic sea ice cover is set to reach the third-lowest extent ever recorded.  2010 was also the wettest year on record, although patterns varied from region to region.  Floods in Australia and parts of the Americas and Asia are affecting global food supply and putting unsustainable pressures on resources, as are droughts in Russia and India.

Beyond markets, currencies and sectors, individual stock performance had a noticeable impact on fund performance over the past six months:

Samsung is the world's biggest maker of flat screen TVs, liquid crystal displays, and memory chips and ranks number two in mobile phones behind Nokia.  We added Samsung to Portfolio 21 early in the fourth quarter as weakness in 2010 provided an opportunity to accumulate shares.  Samsung stock has since risen more than 20%.  Samsung’s products have a dominant market presence and its components are increasingly finding their way into a wider array of electronics.  The company is also gaining traction in the lucrative and fast growing smart phone market segment.  Its Galaxy brand smartphone and tablet device are drawing customers away from competitors including Apple’s iPhone and iPad.  Furthermore, Samsung’s geographic locale provides for easy access to faster growing Asian markets.  We are confident in the company’s potential as Samsung announced plans to carry out record investment and hiring this year as part of its global growth plan.  Aggressive spending on investment to boost competitiveness has become a Samsung trademark in recent years.  The strategy has paid off.  Samsung Electronics announced record net profit during the first three quarters of last year.

Roche is a top holding in Portfolio 21.  The company operates in the fields of pharmaceuticals and diagnostics worldwide and is the market leader in biopharmaceuticals.  The company’s stock lagged the market over the last six months due to concerns about one of its top-selling drugs, Avastin, and a perceived lack of catalysts.  We feel the company’s financial merits have been undervalued for some time.  Furthering our conviction is Roche’s emphasis on sustainable chemistry throughout its research & development labs and robust environmental risk assessment of new product ingredients.

Eaton provides electrical systems and components for power distribution and control.  The company’s stock has been on a tear lately, up around 60% over the last six months.  The majority of Eaton’s customers are in industries with significant environmental challenges, and the company’s products enable them to reduce their energy use and other environmental impacts.  With rising awareness of ecological constraints, the company’s future looks bright.

Vestas Wind Systems is the world’s leading supplier of wind power solutions with 38,000 wind turbines installed in 63 countries on five continents.  Shares have plummeted 30% over the past two quarters.  Vestas fell after announcing orders will decline in 2011 and that it will cut 3,000 jobs because of reduced demand.  The company had previously cut its annual sales forecast and reported its second straight quarterly loss as a lack of financing caused customers to delay or cancel renewable energy projects.  The company has had to contend with fickle government incentives and a plunge in the price of natural gas, which made wind energy less competitive.  In addition, the financial crisis has made it harder for smaller operators to get loans to build wind parks.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability, and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following semi-annual report for the fund’s holdings as of December 31, 2010.

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The S&P 500 Financials Index is a capitalization-weighted index designed to track the performance of the financial sector of the U.S. economy.  The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.  The Russell 2000 Index is an index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.  The Bloomberg European 500 Index is a capitalization-weighted index of the 500 most highly capitalized European companies.  The Euro Stoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within euro zone nations.  The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.  The Milan Equity Index (FTSE MIB Index) consists of the 40 most liquid and capitalized stocks listed on the Borsa Italiana.  The Madrid Stock Exchange General Index is a capitalization-weighted index that measures the performance of a selected number of Continuous Market stocks.  You cannot invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market.  The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2010 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$2,180,916	0.5%
Austria	2,428,753	0.6%
Belgium	2,603,214	0.6%
Brazil	9,964,712	2.5%
Canada	5,818,666	1.4%
Denmark	24,581,703	6.1%
France	17,562,857	4.5%
Germany	15,044,984	3.7%
Hong Kong	1,364,636	0.3%
Italy	3,019,682	0.7%
Japan	27,922,170	6.9%
South Korea	4,252,514	1.1%
Netherlands	9,587,161	2.4%
Singapore	677,457	0.2%
South Africa	665,451	0.2%
Spain	21,373,689	5.3%
Sweden	27,592,817	6.8%
Switzerland	25,672,423	6.4%
United Kingdom	28,986,273	7.2%
United States	171,485,358	42.6%
Liabilities in Excess
of other Assets	(178,216)	(0.0)%
Total	$402,607,220	100.0%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2010 (unaudited)

As a shareholder of Portfolio 21 (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 –12/31/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales loads or transaction fees you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

the Fund’s transfer agent.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the Advisor is paying the IRA maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These examples are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Portfolio 21 - Retail
Class Actual	$1,000	$1,209	$8.24
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.53

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Portfolio 21 - Institutional
Class Actual	$1,000	$1,211	$6.58
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.48% (reflecting fee recoupments in effect) for Retail Class shares and 1.18% (reflecting fee recoupments in effect) for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2010 (unaudited)

Shares		Value

COMMON STOCKS: 87.7%

Automobiles & Components: 2.1%
100,000	Denso Corp.
	(Japan)	$3,437,887
130,000	Johnson
	Controls, Inc.
	(United States)	4,966,000
		8,403,887
Banks: 2.2%
285,000	HSBC Holdings PLC
	(United Kingdom)	2,912,732
55,000	Royal Bank of
	Canada (Canada)	2,894,096
437,484	UniCredit SpA
	(Italy)	906,977
96,000	Westpac Banking
	Corp. (Australia)	2,180,917
		8,894,722

Capital Goods: 11.0%
150,000	ABB Ltd.
	(Switzerland)	3,349,186
100,000	Abengoa SA (Spain)	2,461,381
25,000	Acciona SA (Spain)	1,774,542
134,000	Apogee
	Enterprises, Inc.
	(United States)	1,804,980
240,000	Atlas Copco AB -
	Class A (Sweden)	6,058,434
51,000	Eaton Corp.
	(United States)	5,177,010
375,000	Hyflux Ltd.
	(Singapore)	677,457
80,000	Kurita Water
	Industries Ltd.
	(Japan)	2,511,364
18,000	Schneider Electric
	SA (France)	2,698,849
34,000	Siemens AG -
	Registered Shares
	(Germany)	4,211,738
87,000	Skanska AB - Class B
	(Sweden)	1,724,750
213,300	SKF AB - Class B
	(Sweden)	6,086,878
80,000	Tennant Co.
	(United States)	3,072,800
138,000	Volvo AB - Class B
	(Sweden)	2,430,980
		44,040,349

Commercial Services & Supplies: 0.3%
43,800	Herman Miller, Inc.
	(United States)	1,108,140

Consumer Durables & Supplies: 4.3%
102,000	Electrolux AB -
	Class B (Sweden)	2,894,533
140,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	4,298,000
58,000	Nike, Inc.
	(United States)	4,954,360
325,000	Sharp Corp. (Japan)	3,335,108
35,200	Shimano, Inc.
	(Japan)	1,784,441
		17,266,442

Energy: 1.3%
1,000,000	Enel Green Power
	SpA (Italy) (a)	2,112,704
160,000	Vestas Wind Systems
	A/S (Denmark) (a)	5,067,247
		7,179,951

Food & Staples Retailing: 2.8%
60,000	Carrefour SA
	(France)	2,473,953
200,000	Tesco PLC
	(United Kingdom)	1,326,203
114,000	United Natural
	Foods, Inc.
	(United States) (a)	4,181,520
57,000	Whole Foods
	Market, Inc.
	(United States) (a)	2,883,630
		10,865,306

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2010 (unaudited), Continued

Shares		Value

Food, Beverage & Tobacco: 0.3%
100,000	Cosan Ltd. - Class A
	(Brazil) (a)	$1,362,000

Health Care Equipment & Services: 3.4%
160,000	Baxter International,
	Inc. (United States)	8,099,200
80,000	Olympus Corp.
	(Japan)	2,408,811
300,000	Smith & Nephew
	PLC (United
	Kingdom)	3,167,654
		13,675,665
Hotels, Restaurants & Leisure: 0.6%
56,000	Accor SA (France)	2,495,782

Household & Personal Products: 0.7%
100,000	Natura Cosmeticos
	SA (Brazil)	2,872,892

Internet Software & Services: 0.9%
130,000	Ebay, Inc.
	(United States)	3,617,900

Life Sciences Tools & Services: 0.7%
50,000	Life
	Technologies Corp.
	(United States)	2,775,000
Materials: 10.1%
22,293	Air Liquide (France)	2,822,616
105,000	Ecolab, Inc.
	(United States)	5,294,100
65,000	Johnson Matthey PLC
	(United Kingdom)	2,070,890
47,000	Novozymes A/S -
	Class B (Denmark)	6,558,035
70,000	Nucor Corp.
	(United States)	3,067,400
50,000	Praxair, Inc.
	(United States)	4,773,500
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	3,983,400
46,000	Sonoco Products Co.
	(United States)	1,548,820
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	5,399,786
600,000	Teijin Ltd. (Japan)	2,554,498
50,000	Umicore (Belgium)	2,603,215
		40,676,260

Media: 0.9%
100,000	British Sky
	Broadcasting Group
	PLC (United
	Kingdom)	1,149,411
300,000	Reed Elsevier PLC
	(United Kingdom)	2,534,095
		3,683,506

Personal Products: 0.6%
20,000	L’oreal (France)	2,223,835

Pharmaceuticals & Biotechnology: 11.4%
85,000	Johnson & Johnson
	(United States)	5,257,250
180,000	Novartis AG
	(Switzerland)	10,595,809
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	12,956,421
80,000	Roche Holding AG
	(Switzerland)	11,727,427
65,000	Waters Corp.
	(United States) (a)	5,051,150
		45,588,057

Real Estate: 2.2%
200,000	British Land Co. PLC
	(United Kingdom)	1,641,694
238,886	Growthpoint
	Properties Ltd.
	(South Africa)	665,451
100,000	Potlatch Corp.
	(United States)	3,255,000
17,000	Unibail-Rodamco
	SA (France)	3,365,969
		8,928,114

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2010 (unaudited), Continued

Shares		Value

Retailing: 2.3%
90,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	$2,997,456
275,000	Staples, Inc.
	(United States)	6,261,750
		9,259,206

Semiconductors & Semiconductor
Equipment: 2.9%
275,000	Applied
	Materials, Inc.
	(United States)	3,863,750
160,000	Intel Corp.
	(United States)	3,364,800
5,092	Samsung Electronics
	Co. Ltd. (Korea)	4,252,514
		11,481,064

Software & Services: 5.1%
115,000	Adobe Systems, Inc.
	(United States) (a)	3,539,700
111,000	Autodesk, Inc.
	(United States) (a)	4,240,200
21,000	Google, Inc.
	(United States) (a)	12,473,370
		20,253,270

Specialty Retail: 0.4%
50,000	Best Buy, Inc.
	(United States)	1,714,500

Technology Hardware & Equipment: 6.3%
124,950	Canon, Inc. (Japan)	6,418,091
200,000	Cisco Systems, Inc.
	(United States) (a)	4,046,000
46,000	International Business
	Machines Corp.
	(United States)	6,750,960
28,100	Itron, Inc.
	(United States) (a)	1,558,145
87,000	NetApp, Inc.
	(United States) (a)	4,781,520
120,000	Sunpower Corp. -
	Class A (United
	States) (a)	1,539,600
		25,094,316

Telecommunication Services: 2.6%
450,000	Telefonica SA
	(Spain)	10,273,519

Transportation: 4.6%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	2,924,570
200,000	Deutsche Post AG
	(Germany)	3,393,041
53,000	East Japan Railway
	Co. (Japan)	3,439,128
300,000	Mitsui OSK Lines
	Ltd. (Japan)	2,032,841
375,000	MTR Corp.
	(Hong Kong)	1,364,636
200,000	TNT NV
	(Netherlands)	5,289,161
		18,443,377

Utilities: 7.7%
10,000	Companhia
	de Saneamento
	Basico do Estado
	de Sao Paulo -
	ADR (Brazil)	528,800
35,000	EDF Energies
	Nouvelles SA
	(France)	1,481,853
145,000	EDP Renovaveis SA
	(Spain) (a)	840,838
700,000	Iberdrola Renovables
	SA (Spain)	2,487,785
550,000	National Grid PLC
	(United Kingdom)	4,753,779
80,000	Ormat Technologies,
	Inc. (United States)	2,366,400
140,000	Portland General
	Electric Co.
	(United States)	3,038,000
75,000	Red Electrica
	Corporacion SA
	(Spain)	3,535,624
300,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	5,730,658

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2010 (unaudited), Continued

Shares		Value

Utilities (Continued)
160,000	Severn Trent PLC
	(United Kingdom)	$3,699,157
65,000	Verbund AG
	(Austria)	2,428,753
		30,891,647

TOTAL COMMON STOCKS
(Cost $285,172,691)		353,068,707

PREFERRED STOCKS: 3.2%

Commercial Banks: 1.3%
138,000	Banco Bradesco SA
	(Brazil)	2,800,020
100,000	Itau Unibanco
	Holding SA
	(Brazil)	2,401,000
		5,201,020

Household & Personal Products: 1.9%
120,000	Henkel KGaA
	(Germany)	7,440,206

TOTAL PREFERRED STOCKS
(Cost $8,156,374)		12,641,226

Principal
Amount

SHORT-TERM INVESTMENTS: 9.2%

Certificates of Deposit: 0.2%
	Calvert Social
	Investment
	Foundation,
	2.000%,
$1,000,000	04/15/2011	1,000,000

Shares		Value

Money Market Funds: 9.0%
	Fidelity Money
	Market Portfolio -
	Select Class,
18,294,702	0.164% (b)	18,294,702
	Invesco Liquid Assets
	- Institutional Class,
17,780,801	0.039% (b)	17,780,801
		36,075,503

TOTAL SHORT-TERM INVESTMENTS
(Cost $37,075,503)		37,075,503

TOTAL INVESTMENTS IN SECURITIES: 100.0%
(Cost $330,404,568)		402,785,436
Liabilities in Excess of
Other Assets: (0.0)%*		(178,216)
TOTAL NET ASSETS: 100.0%		$402,607,220

(a)	Non-income producing security.
(b)	7-day yield as of December 31, 2010.
ADR	American Depository Receipt
*	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2010 (unaudited), Continued

Percent
of Total
Country	Net Assets
Australia	0.5%
Austria	0.6%
Belgium	0.6%
Brazil	2.5%
Canada	1.4%
Denmark	6.1%
France	4.5%
Germany	3.7%
Hong Kong	0.3%
Italy	0.7%
Japan	6.9%
South Korea	1.1%
Netherlands	2.4%
Singapore	0.2%
South Africa	0.2%
Spain	5.3%
Sweden	6.8%
Switzerland	6.4%
United Kingdom	7.2%
United States	42.6%
Liabilities in Excess of
Other Assets	(0.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2010 (unaudited)

ASSETS
Investments in securities, at value (cost $330,404,568) (Note 2)	$402,785,436
Receivables:
Dividends and interest	819,069
Fund shares sold	1,123,120
Prepaid expenses	34,958
Total assets	404,762,583

LIABILITIES
Payables:
Investment securities purchased	1,053,480
Fund shares redeemed	438,339
Investment advisory fees	319,065
Administration fees	49,403
Custody fees	43,888
Fund accounting fees	31,578
Distribution fees	145,553
Transfer agent fees	58,322
Chief Compliance Officer fees	3,028
Other accrued expenses	12,707
Total liabilities	2,155,363
NET ASSETS	$402,607,220

COMPONENTS OF NET ASSETS
Paid-in capital	353,747,177
Accumulated net investment loss	(783,599)
Accumulated net realized loss on investments and
foreign currency transactions	(22,756,255)
Net unrealized appreciation on investments	72,380,868
Net unrealized appreciation on foreign currency and
translation of other assets and liabilities in foreign currency	19,029
Net assets	$402,607,220
Retail class:
Net Assets	$239,442,157
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,419,154
Net asset value, offering price, and redemption price per share	$32.27
Institutional Class:
Net Assets	$163,165,063
Shares issued and outstanding
(unlimited number of shares authorized without par value)	5,067,697
Net asset value, offering price, and redemption price per share	$32.20

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the six months ended December 31, 2010 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $185,940)	$2,497,487
Interest	48,267
Total investment income	2,545,754

EXPENSES (Note 3)
Investment advisory fees	1,726,960
Distribution fees - Retail Class	276,260
Adminstration fees	146,344
Transfer agent fees	104,919
Fund accounting fees	62,842
Custody fees	51,817
Registration fees	31,869
Miscellaneous expenses	12,371
Reports to shareholders	11,065
Audit fees	10,997
Chief Compliance Officer fees	6,155
Trustee fees	4,909
Legal fees	1,730
Insurance expense	717
Total expenses	2,448,955
Plus: prior year fees waived subject to recoupment	23,007
Net expenses	2,471,962
Net investment income	73,792

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and
foreign currency transactions	(2,525,545)
Change in net unrealized appreciation on
investments and foreign currency	68,926,098
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	24,647
Net realized and unrealized gain on investments
and foreign currency transactions	66,425,200
Net increase in net assets
resulting from operations	$66,498,992

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
	(unaudited)	2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$73,792	$2,071,340
Net realized loss on investments and
foreign currency transactions	(2,525,545)	(6,606,718)
Change in net unrealized appreciation on
investments and foreign currency	68,926,098	25,379,492
Change in net unrealized appreciation (depreciation)
of translation of other assets and
liabilities in foreign currency	24,647	(20,841)
Net increase in net assets
resulting from operations	66,498,992	20,823,273

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,177,822)	(1,085,169)
Institutional Class	(1,237,204)	(971,742)
Total distributions to shareholders	(2,415,026)	(2,056,911)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	7,888,538	24,964,345
Net increase in net assets derived from net change
in outstanding shares - Institutional Class (c) (d)	21,338,529	13,226,247
Total increase in net assets from
capital share transactions	29,227,067	38,190,592
Total increase in net assets	93,311,033	56,956,954

NET ASSETS
Beginning of period/year	309,296,187	252,339,233
End of period/year	$402,607,220	$309,296,187
Accumulated net investment income (loss)	$(783,599)	$1,557,635

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ending
	December 31, 2010		Year Ended
	(unaudited)		June 30, 2010
	Shares	Value	Shares	Value
Shares sold	818,612	$24,886,005	2,092,575	$60,005,734
Shares issued in reinvestment
of distributions	34,408	1,104,163	35,154	1,025,428
Shares redeemed (b)	(598,780)	(18,101,630)	(1,266,716)	(36,066,817)
Net increase	254,240	$7,888,538	861,013	$24,964,345

(b) Net of redemption fees of $6,470 and $5,023, respectively.
(c) Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ending
	December 31, 2010		Year Ended
	(unaudited)		June 30, 2010
	Shares	Value	Shares	Value
Shares sold	981,981	$29,773,398	724,253	$20,923,337
Shares issued in reinvestment
of distributions	30,961	991,067	31,908	928,527
Shares redeemed (d)	(312,827)	(9,425,936)	(301,694)	(8,625,617)
Net increase	700,115	$21,338,529	454,467	$13,226,247

(d)   Net of redemption fees of $1,875 and $19, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class

	Six Months
	Ended
	December 31,		Year Ended
	2010		June 30,
	(unaudited)		2010	2009
Net asset value, beginning of period/year	$26.83		$24.71	$32.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		0.14	0.18
Net realized and unrealized gain (loss) on investments	5.62		2.14	(7.64)
Total from investment operations	5.60		2.28	(7.46)

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.16)	(0.37)
From net realized gain	—		—	(0.02)
Total distributions	(0.16)		(0.16)	(0.39)
Paid-in capital from redemption fees (Note 2)	0.00	*	0.00 *	0.00 *
Net asset value, end of period/year	$32.27		$26.83	$24.71
Total return	20.87	%^	9.19%	(22.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$239.4		$192.2	$155.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.47	%+	1.48%	1.51%
After fees waived/recouped and expenses absorbed	1.48	%+	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	(0.07	)%+	0.57%	0.86%
After fees waived/recouped and expenses absorbed	(0.08	)%+	0.55%	0.87%
Portfolio turnover rate	4	%^	10%	13%

*	Less than $0.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Retail Class — Continued

			Period
	Year Ended		Ended
	June 30		June 30,
	2008	2007	2006++
Net asset value, beginning of period/year	$36.54	$29.05	$25.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.34	0.32	0.37
Net realized and unrealized gain (loss) on investments	(3.98)	7.79	3.41
Total from investment operations	(3.64)	8.11	3.78

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.32)	(0.16)
From net realized gain	(0.11)	(0.30)	(0.06)
Total distributions	(0.34)	(0.62)	(0.22)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00	*
Net asset value, end of period/year	$32.56	$36.54	$29.05
Total return	(10.09)%	28.18%	14.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$176.9	$172.2	$119.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.49%	1.57%	1.63	%+
After fees waived/recouped and expenses absorbed	1.50%	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	1.13%	0.99%	1.60	%+
After fees waived/recouped and expenses absorbed	1.12%	1.06%	1.73	%+
Portfolio turnover rate	4%	0%	4	%^

*	Less than $0.01 per share.
^	Not annualized
+	Annualized
++	On June 26, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Institutional Class

	Six Months
	Ended					Period
	December 31,					Ended
	2010		Year Ended June 30,			June 30,
	(unaudited)		2010	2009	2008	2007*
Net asset value,
beginning of period/year	$26.80		$24.67	$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.23	0.38	0.42	0.16
Net realized and unrealized
gain (loss) on investments	5.45		2.13	(7.78)	(3.96)	1.97
Total from investment operations	5.65		2.36	(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.23)	(0.50)	(0.33)	—
From net realized gain	—		—	(0.02)	(0.11)	—
Total distributions	(0.25)		(0.23)	(0.52)	(0.44)	—
Paid-in capital from
redemption fees (Note 2)	0.00	**	0.00 **	0.00 **	—	—
Net asset value, end of period/year	$32.20		$26.80	$24.67	$32.59	$36.57
Total return	21.07	%^	9.51%	(22.57)%	(9.82)%	6.18	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$163.2		$117.1	$96.5	$96.5	$67.7

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.17	%*	1.18%	1.21%	1.19%	1.23	%+
After fees waived and
expenses absorbed	1.18	%*	1.20%	1.20%	1.20%	1.20	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.23	%*	0.87%	1.21%	1.42%	2.28	%+
After fees waived and
expenses absorbed	0.22	%*	0.85%	1.22%	1.41%	2.31	%+
Portfolio turnover rate	4	%^	10%	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

For foreign securities traded on foreign exchanges the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depository Receipt, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price. If the FTID provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The FTID valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund. As of December 31, 2010, the Fund did not hold fair valued securities other than securities fair valued by FTID.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,896,610	$20,628,712	$—	$38,525,322
Consumer Staples	7,065,150	10,258,884	—	17,324,034
Financials	3,255,000	14,567,836	—	17,822,836
Health Care	21,182,600	40,856,122	—	62,038,722
Industrials	11,162,930	59,342,184	—	70,505,114
Information Technology	49,775,945	10,670,605	—	60,446,550
Materials	18,667,220	22,009,040	—	40,676,260
Telecommunication
Services	—	10,273,519	—	10,273,519
Utilities	5,404,400	30,051,950	—	35,456,350
Total Common Stocks	134,409,855	218,658,852	—	353,068,707
Preferred Stocks^	—	12,641,226	—	12,641,226
Short-Term Investments^	36,075,503	1,000,000	—	37,075,503
Total Investments
in Securities	$170,485,358	$231,300,078	$—	$402,785,436

^	See Schedule of Investments for industry breakout.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Fund are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is per share for the Fund equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.
New Accounting Pronouncements. In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended December 31, 2010, the Fund incurred $1,726,960 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the six months ended December 31, 2010, the Advisor recouped $23,007 in fees for the Fund.  As of December 31, 2010 the Fund has recouped all available fees waived.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended December 31, 2010, the Fund incurred $146,344 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended December 31, 2010, the Fund was allocated $6,155 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2010, the Fund incurred $276,260 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangement”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2010, the Fund incurred $55,252 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $36,987,920 and $13,710,930, respectively.

For the six months ended December 31, 2010, there were no purchases or sales of long-term U.S. Government securities.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2010 (unaudited), Continued

The cost basis of investments for federal income tax purposes at December 31, 2010 was as follows:

Cost of investments	$330,566,099
Gross tax unrealized appreciation	99,071,900
Gross tax unrealized depreciation	(26,855,563)
Net tax unrealized appreciation	$72,219,337

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2010 and year ended June 30, 2010 was as follows:

	December 31, 2010	June 30, 2010
Distributions paid from:
Ordinary income	$2,415,026	$2,056,911
Long-term capital gain	—	—
	$2,415,026	$2,056,911

As of June 30, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$3,293,239
Unrealized depreciation on foreign currency	(5,618)
Undistributed ordinary income	1,752,198
Undistributed long-term capital gain	—
Total distributable earnings	1,752,198
Other accumulated losses	(20,263,742)
Total accumulated losses	$(15,223,923)

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2010, the Fund deferred, on a tax basis, post-October currency losses of $33,032 and post October loss of $3,050,985.  At June 30, 2010, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017 and $9,412,283 which expire in 2018, to offset future gains.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Portfolio 21 (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Portfolio 21 Investments (the “Advisor”), for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was below its peer group median for the one-year period, above its peer group median for the five-year and ten year periods and in line with its peer group median for the three year period.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for its Class R shares and 1.20% for its Class I shares.  The Board noted that the Fund’s advisory fee and total expense ratio were above its peer group median.  The Trustees noted that the Advisor was recouping some of the expenses it had previously paid on behalf of the Fund.

The Board took into consideration the services the Advisor provided to its sub-advised and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its other investment management clients.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  The Board noted that the Fund does not currently have any “soft dollar” arrangements.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. In addition, Portfolio 21 also discloses its complete holdings and certain other portfolio characteristics on Portfolio 21’s website at www.Portfolio21.com, generally on the first business day after each month-end.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE

Portfolio 21 collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This is not a part of the Semi-Annual Report

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
 Eric W. Falkeis, President

Date 02/28/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
 Eric W. Falkeis, President

Date 02/28/2011

By (Signature and Title) /s/ Patrick J. Rudnick
 Patrick J. Rudnick, Treasurer

Date 02/28/2011
* Print the name and title of each signing officer under his or her signature.